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                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that Hvide Marine Incorporated, a corporation organized under the laws of the State of Florida (the "Corporation"), and the undersigned officers and directors of the Corporation, individually and in their respective capacities indicated below, hereby make, constitute and appoint Michael Joseph and John F. Kearney its and their true and lawful attorneys, their separate or joint signatures sufficient to bind, with power of substitution, to execute, deliver and file in its or their behalf, and in each person's respective capacity or capacities as shown below, a registration statement on Form S-1 under the Securities Act of 1933, any amendments to and any and all documents in support of or supplemental to said registration statement by the Corporation, and any additional registration statements filed pursuant to Rule 462(b) to register additional shares; and the Corporation and each said person hereby grant to said attorneys full power and authority to do and perform each and every act and thing whatsoever as any one of said attorneys may deem necessary or advisable to carry out the full intent of this Power of Attorney to the same extent and with the same effect as the Corporation or the undersigned officers and directors of the Corporation might or could do personally in its or their capacity or capacities as aforesaid; and the Corporation and each of said persons hereby ratify, confirm and approve all acts and things that any one of said attorneys may do or cause to be done by virtue of this Power of Attorney and its signature or their signatures as the same may be signed by any one of said attorneys to said registration statement and any and all documents in support of or supplemental to said registration statement and any and all amendments thereto.

Dated as of January 7, 1997.

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
                                                            Hvide Marine Incorporated


Attest:        /S/ GENE DOUGLAS                            By:          /S/ J. ERIK HVIDE
       -----------------------------------------------        ------------------------------------------------
                    Gene Douglas                                                J. Erik Hvide
                      Secretary                               Chairman, President, and Chief Executive Officer



              /S/ J. ERIK HVIDE                                       /S/ JOHN H. BLANKLEY
------------------------------------------------------        ------------------------------------------------
                    J. Erik Hvide                                             John H. Blankley
Chairman of the Board of Directors, President,                        Executive Vice President -- Chief
        Chief Executive Officer and Director                           Financial Officer, and Director
            (Principal Executive Officer)                               (Principal Financial Officer)



        /S/ DONALD L. CALDERA                                      /S/ JOHN KRUMENACKER
------------------------------------------------------        ------------------------------------------------
                  Donald L. Caldera                                         John Krumenacker
        Executive Vice President and Director                                  Controller
                                                                     (Principal Accounting Officer)



          /S/ EUGENE F. SWEENEY                                      /S/ ROBERT B. CALHOUN, JR.
------------------------------------------------------        ------------------------------------------------
               Eugene F. Sweeney                                        Robert B. Calhoun, Jr.
        Executive Vice President and Director                                  Director

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
         /S/ GERALD FARMER                                               /S/ JEAN FITZGERALD
------------------------------------------------------        ------------------------------------------------
                    Gerald Farmer                                              Jean Fitzgerald
                      Director                                                    Director



           /S/ JOHN LEE                                                     /S/ WALTER C. MINK
------------------------------------------------------        ------------------------------------------------
                      John Lee                                                 Walter C. Mink
                      Director                                                    Director



            /S/ ROBERT RICE                                              /S/ RAYMOND B. VICKERS
------------------------------------------------------        ------------------------------------------------
                     Robert Rice                                             Raymond B. Vickers
                      Director                                                    Director
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